SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

      FILED BY THE REGISTRANT X FILED BY A PARTY OTHER THAN THE REGISTRANT

                           Check the appropriate box:
                           Preliminary Proxy Statement
                         |X| Definitive Proxy Statement
                         Definitive Additional Materials
                      Soliciting Material Under Rule 14a-12

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                                 FTS GROUP, INC.

                (Name of Registrant as Specified In Its Charter)

                                 FTS GROUP, INC.
                   (Name of Person(s) Filing Proxy Statement)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
                              |X| No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

                                 FTS GROUP, INC.
                           7610 WEST HILLSBOROUGH AVE.
                              TAMPA, FLORIDA 33615
                                September 7, 2006

Dear Fellow Stockholders:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders of FTS Group, Inc. on October 20, 2006 at 8:00 a.m. at 7610 West Hillsborough Ave., Tampa, Florida 33615.

At this year's Annual Meeting you will be asked to elect the nominee directors recommended by FTS Group, Inc.'s Board of Directors, and to approve an increase in our authorized common shares from 150 million shares to 855 million shares. Such other business will be transacted as may properly come before the Annual Meeting.

Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, please complete, sign, date, and return your proxy card promptly in the envelope provided. This will ensure your proper representation at the Annual Meeting. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Securities Transfer Corporation, 2591 Dallas Parkway Suite 102, Frisco, Texas 75034.

Your vote is important. We appreciate a prompt return of your signed proxy card and hope to see you at the meeting.

Cordially,

/s/ Scott Gallagher
--------------------------------
Scott Gallagher
Chief Executive Officer

                                 FTS GROUP, INC.
                           7610 WEST HILLSBOROUGH AVE.
                              TAMPA, FLORIDA 33615

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON October 20, 2006

TO THE STOCKHOLDERS OF FTS GROUP, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of FTS Group, Inc., a Nevada corporation (the "Company"), will be held on October 20, 2006 at 8:00 a.m. at 7610 West Hillsborough Ave., Tampa, Florida 33615 for the following purposes:

1. To elect two Directors to the Board of Directors with terms expiring at the 2007 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2. To increase our authorized shares of common stock from 150 million to 855 million.

3. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on September 6, 2006 as the record date for determination of Stockholders entitled to notice of and to vote at the Annual Meeting. Our stock transfer books will remain open.

All stockholders are cordially invited to attend the meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO MARK, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

BY ORDER OF THE BOARD OF DIRECTORS


/s/ Scott Gallagher
------------------
Scott Gallagher
Secretary
Tampa, FL
September 7, 2006

                                 FTS GROUP,INC.
                           7610 WEST HILLSBOROUGH AVE.
                              TAMPA, FLORIDA 33615

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                September 7, 2006

PROXY SOLICITATION INFORMATION

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FTS Group, Inc. for use at the Annual Meeting of Stockholders to be held on October 20, 2006 at 8:00 a.m. at 7610 West Hillsborough Ave., Tampa, Florida 33615 and at any adjournments thereof (the "Meeting").

COST OF SOLICITATION

The cost of this solicitation, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by us. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of our Common Stock for their expenses in forwarding proxy material to such beneficial owners. In addition to solicitation by mail, our officers, directors and employees, who will receive no extra compensation for their services, may solicit proxies personally or by telephone or facsimile.

SHAREHOLDER PROPOSALS

Proposals of Stockholders intended to be presented at the 2007 Annual Meeting of Stockholders and included in our proxy statement and proxy for such Annual Meeting, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, must be received at our principal executive offices not later than April 30, 2007 for inclusion in the proxy statement for that meeting.

MAILING OF PROXY STATEMENT, PROXY AND FORM 10-KB

This Proxy Statement and the accompanying Proxy will be mailed on or about September 29, 2006 to all Stockholders entitled to notice of and to vote at the Meeting.

WE WILL PROVIDE, WITHOUT CHARGE, A COPY OF THE OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005 AND RELATED FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES TO EACH STOCKHOLDER ENTITLED TO VOTE AT THE MEETING WHO REQUESTS A COPY OF SUCH IN WRITING OR BY PHONE. REQUESTS SHOULD BE SENT TO: FTS GROUP, INC., 7610 WEST HILLSBOROUGH AVE., TAMPA, FLORIDA 33615. OUR TELEPHONE NUMBER IS (215) 688-2355.

QUORUM, VOTES REQUIRED AND TABULATION OF VOTES

STOCKHOLDERS ENTITLED TO VOTE

The close of business on September 6, 2006 has been fixed as the record date for determining the Stockholders entitled to notice of and to vote at the Meeting. As of the close of business on September 6, 2006, there were 130,552,119 shares of common stock outstanding and entitled to vote. With respect to all matters that will come before the Meeting, each stockholder may cast one vote for each share registered in his or her name on the record date.

QUORUM

The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock issued, outstanding, and entitled to vote must be present to hold the Meeting. This is referred to as a quorum. Proxies received that withhold authority to vote for a nominee for election as a director and those that are marked as abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

VOTES REQUIRED

The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the Meeting is required for the election of directors. This means that the two nominees receiving the highest number of "For" votes will be elected as directors. A properly executed proxy marked "Withhold" or "For All Except" with respect to the election of one or more nominees will not be counted as a vote "cast" or have any effect on the election of such nominee or nominees.

The affirmative vote of the holders of a majority of the votes cast by the stockholders present or represented by proxy and entitled to vote at the Meeting is required to approve an increase in our authorized common shares from 150 million shares to 855 million shares. A properly executed proxy marked "Abstain" with respect to this proposal will be treated as shares present or represented and entitled to vote on such proposal and will have the same effect as a vote against the proposal.

RETURNED PROXY CARDS WHICH DO NOT PROVIDE VOTING INSTRUCTIONS

Proxies that are signed and returned will be voted in the manner instructed by a stockholder. If you sign and return your proxy card with no instructions, the proxy will be voted "For" with respect to the item set forth in the Proposal.

BROKER NON-VOTES

If you hold your shares of Common Stock in "street name" (that is, through a broker, bank or other representative), you are considered the beneficial owner of the shares held in street name. As the beneficial owner, you have the right to direct your broker how to vote. Brokers who have not received instructions from beneficial owners generally have the authority to vote on certain "routine" matters, including the election of directors and ratification of the selection of auditors. With respect to a non-routine matter, such as the proposal in this proxy, a broker is not permitted to vote such shares on your behalf as to such matter. Shares representing such "broker non-votes" with respect to a non-routine matter will not be voted in favor of such matter and will also not be counted as votes cast on such matter. Accordingly, "broker non-votes" will have no effect on the outcome of the vote.

CHANGING YOUR VOTE

You may revoke your proxy at any time before the proxy is voted at the Annual Meeting. In order to do this, you must:

- send us written notice, stating your desire to revoke your proxy, or

- send us a signed proxy that bears a later date than the one you intend to revoke, or

- attend the Annual Meeting and vote in person. In this case, you must notify the Inspector of Elections that you intend to vote in person.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, to our knowledge, certain information concerning the beneficial ownership of our common stock as of September 6, 2006 by each stockholder known by us to be (i) the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each current director, (iii) each of the executive officers named in the Summary Compensation Table who were serving as executive officers at the end of the 2005 fiscal year and (iv) all of our directors and current executive officers as a group:

                                                     AMOUNT AND NATURE          PERCENTAGE
      NAME AND ADDRESS OF                           OF BENEFICIAL OWNER        OF CLASS (2)
      BENEFICIAL OWNER(1)
      Scott Gallagher                                    11,631,451                8.9%
      David Rasmussen                                    1,727,500                 1.3%
      Whalehaven Capital Fund, Ltd. (3)                  12,141,475                9.3%
      3rd Floor, 14 Par-Laville Road
      Hamilton, Bermuda HM08
      Bristol Investment Fund, Ltd. (4)                  8,094,317                 6.2%
      c/o Caledonian Fund Services Ltd.
      69 Dr. Roy's Drive
      LeRoy Lanhuis (5)                                  7,825,518                 5.9%
      212 N. Wahsatch Ave., Suite 301
      Colorado Springs, CO  80903
      All directors and current executive                13,358,951               10.2%
      officers as a group (2 persons)

* Less than 1% of outstanding shares of Common Stock.

(1) The address of all individual directors and executive officers is c/o FTS Group, Inc., 7610 West Hillsborough Ave., Tampa, Florida 33615.

(2) The number of shares of common stock issued and outstanding as of September 6, 2006 was 130,552,119 shares. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of common stock issued and outstanding on as of September 6, 2006, plus shares of common stock subject to options and warrants held by such person on September 6, 2006 and exercisable within 60 days thereafter. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.

(3) This information is based on a Schedule 13G filed on May 4, 2006 by Whalehaven Capital Fund, Ltd. Arthur Jones, Jennifer Kelly, and Derek Wood, as directors, have voting and investment control over the securities held by Whalehaven Capital Fund, Ltd. Mr. Jones, Ms. Kelly, and Mr. Wood disclaim beneficial ownership of these securities.

(4) This information is based on a Schedule 13G filed on May 4, 2006 by Bristol Investment Fund, Ltd. Bristol Capital Advisors, LLC is the investment manager to Bristol Investment Fund, Ltd. Paul Kessler is the manager of Bristol Advisors, LLC, and as such has voting and investment control over the securities held by Bristol Investment Fund, Ltd. Mr. Kessler disclaims beneficial ownership of these securities.

(5) This information is based on a Schedule 13G filed on December 3, 2002 by Mr. Landhuis.

              PROPOSAL TO ELECT DIRECTORS TO THE BOARD OF DIRECTORS
                                 (PROPOSAL ONE)

Our Directors are elected annually. At each Annual Meeting of Stockholders, our directors are elected for a term of one year or until the directors' successors are duly elected and qualified. The Directors elected at this Meeting will be elected to serve until the 2007 Annual Meeting of Stockholders. The Board of Directors has designated as director nominees Scott Gallagher and David Rasmussen. Each nominee is currently a Director of the Company.

The persons named in the proxy will vote to elect Scott Gallagher and David Rasmussen as Directors, unless authority to vote for the election is withheld by marking the proxy to that effect, or the proxy is marked with the names of Directors as to whom authority to vote is withheld. In the event that any nominee shall become unable or unwilling to serve, the persons acting under the proxy may vote the proxy for the election of a substitute. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve. A plurality of the shares voted affirmatively at the Meeting is required to elect each nominee as a director.

BIOGRAPHIES OF OFFICERS AND DIRECTORS

Set forth below is a brief description of the background of our directors based on information provided by them to us.

SCOTT GALLAGHER. Mr. Gallagher has served on our board of directors since January 11, 2002. Mr. Gallagher serves as the Chief Executive Officer and a director of our wholly owned subsidiary FTS Wireless, Inc. Since 1998, Mr. Gallagher has served as the president of About-Face Communications, LLC, a privately held business consulting firm located in Yardley, Pennsylvania. Prior to founding About-Face Communications, LLC, Mr. Gallagher was the chief investment officer and a general partner with the Avalon Investment Fund, a private hedge fund based in New York City and Philadelphia. Prior to co-founding Avalon Investment Fund, Mr. Gallagher was a manager and founder of the Langhorne, Pennsylvania office for Scottsdale Securities, Inc., a national brokerage firm based in St. Louis, Missouri.

DAVID R. RASMUSSEN. Mr. Rasmussen has served on our board of directors since February 10, 2002. Mr. Rasmussen serves as our Chief Operating Officer. Mr. Rasmussen received a Bachelor's degree in Computer Technology from Rockhurst University in Kansas City Missouri. He has been in the IT (information Technology Field) since 1992. From 1997 through 2000 he worked as a program analyst for National Association of Insurance Commissions. Since 2000, Mr. Rasmussen has served as a Project leader for ERC, Inc, a subsidiary of General Electric. In his current position he is charged with providing IT solutions that enable business to drive core processes and grow profitable relationships.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the quarter ended September 30, 2005, our Chief Executive Officer advanced additional funds totaling $70,661 to us. During the fourth quarter, these advances were converted to a note with an interest rate of 20% per annum. The note must be repaid by August 2007. Mr. Gallagher was issued 1,000,000 shares of restricted stock relating to the loan agreement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, as amended, requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file reports of their beneficial ownership and changes in ownership (Forms 3, 4 and 5, and any amendment thereto) with the SEC. Executive officers, directors, and greater-than-ten percent holders are required to furnish us with copies of all Section 16(a) forms they file. Based on our review of the activity of our officers and directors for the fiscal year ended December 31, 2005, we believe Forms 3, 4 or 5 were timely filed.

COMMITTEES OF THE BOARD OF DIRECTORS

We do not have a standing audit committee, compensation committee or nomination committee. Currently, the full board performs the functions normally delegated to such committees. We do not have separate audit, compensation or nomination committees because the board believes that at this time it is in the best interests of the Company and its shareholders for each member of the board to participate in all functions of the board as long as no conflicts are present. Additionally, the board currently consists of two members and the board believes that both directors should participate in all board activities including those normally performed by an audit committee, compensation committee or nominating committee. However, if the board expands beyond two members in the future, the board will consider creating committees and delegating appropriate board functions to those committees at that time.

PROCEDURE FOR NOMINATING DIRECTORS

The board does not have a written policy or charter regarding how director candidates are evaluated or nominated for the board. Additionally, the board has not created particular qualifications or minimum standards that candidates for the board must meet. Instead, the board considers how a candidate could contribute to the company's business and meet the needs of the company and the board.

The board will consider candidates for director recommended by our shareholders. Candidates recommended by shareholders are evaluated with the same methodology as candidates recommended by management or members of the board. To refer a candidate for director, please send a resume or detailed description of the candidate's background and experience with a letter describing the candidate's interest in the company to FTS Group, Inc., 7610 West Hillsborough Ave., Tampa, Florida 33615, attn: Scott Gallagher. All candidate referrals are reviewed by at least one current board member.

CONTACT WITH THE BOARD OF DIRECTORS

We welcome comments and questions from our shareholders. Shareholders can direct communications to our Chief Executive Officer, Scott Gallagher, at FTS Group, Inc., 7610 West Hillsborough Ave., Tampa, Florida 33615. While we appreciate all comments and questions from shareholders, we may not be able to individually respond to all communications. We attempt to address shareholder questions and concerns in our press releases and documents filed with the SEC so that all shareholders have access to information about our company at the same time.

Mr. Gallagher collects and evaluates all shareholder communications. If the communication is directed to the board of directors generally or to a specific board member, Mr. Gallagher will disseminate the communication to the appropriate party at the next scheduled board meeting unless the communication requires a more urgent response. In that case, Mr. Gallagher will direct the communication to the appropriate party prior to the next scheduled board meeting. If the communication is addressed to an executive officer, Mr. Gallagher will direct that communication to the executive officer. All communications addressed to our directors and executive officers are reviewed by those parties unless the communication is clearly frivolous.

BOARD MEETINGS

During the year ending December 31, 2005, the Board of Directors held 12 meetings. No director attended less than 75% of the Board meetings.

ANNUAL MEETINGS

It is the Board's policy that Directors attend the Company's Annual Meeting. Scott Gallagher attended our 2004 Annual Meeting. We did not hold an Annual Meeting during 2005. Both of our Directors intend to be present at our 2006 Annual Meeting.

EXECUTIVE COMPENSATION

The following table presents a summary of the compensation paid to our Chief Executive Officer during the last three fiscal years. No other executive officer received compensation in excess of $100,000 during 2005. Except as listed below, there are no bonuses, other annual compensation, restricted stock awards or stock options/SARs or any other compensation paid to the executive officers.

                                                                              Long Term Compensation
                                                                              ----------------------
                                           Annual Compensation                   Awards            Payouts
                                           -------------------
          (a)               (b)        (c)         (d)         (e)          (f)          (g)         (h)        (i)
Name and                                                      Other     Restricted   Securities                 All
Principal                                                     Annual       Stock     Underlying     LTIP       Other
Position                     Year    Salary($)    Bonus($)   Comp.($)   Awards ($)     Options     Payouts    Comp.($)
------------------------- -------- ------------ ----------- ----------- ------------ ------------ ---------- -----------
Scott Gallagher              2003      100,000      0         25,000         0            0           0           0
Chief Executive
Officer, Chairman of         2004      100,000      0         25,000         0            0           0           0
the Board (1) (2)            2005      100,000      0         25,000         0            0           0           0

(1)In 2003, Mr. Gallagher was issued 1,000,000 common shares valued at $0.125 in lieu of cash as payment for his $100,000 annual salary and $25,000 bonus. Mr. Gallagher's contract at the time included an annual bonus of at least $25,000

(2)In 2004, Mr. Gallagher was issued 625,000 restricted common shares valued at $0.20 in lieu of cash for his $100,000 salary and $25,000 bonus.

COMPENSATION AGREEMENTS

We currently have employment agreements with two of our executive officers. Mr. David Rasmussen has a two year employment agreement dated February 1, 2006 calling for a base annual salary of $150,000 per annum. Mr. Scott Gallagher has a two year Employment agreement dated January 1, 2006 calling for a base annual salary of $200,000 per annum.

DIRECTORS COMPENSATION

We do not currently compensate our directors. Additionally, each director is entitled to be reimbursed for reasonable and necessary expenses incurred on our behalf.

STOCK OPTION PLAN

We have adopted a Non-Qualified Stock Option and Stock Grant Plan (the "Plan") for the benefit of key personnel and others providing significant services to us. An aggregate of 2,500,000 shares of our common stock have been reserved for issuance under the Plan, as amended.

The Plan is administered by our Board of Directors, which selects recipients of any stock options or grants, the number of shares and the terms and conditions of any options or grants to key persons defined in the Plan. In determining the value of services rendered to us for purposes of awards under the Plan, the Board considers, among other things, such person's employment position and relationship with us, his duties and responsibilities, ability, productivity, length of service or association, morale, interest in our company, recommendation by supervisors and the value of comparable services rendered by others in the community. All options granted pursuant to the Plan are exercisable at a price not less than the fair market value of the shares of common stock on the date of grant.

We did not grant stock options in 2003 or 2004. Additionally, no stock options were exercised by any of the named executive officers in 2003 or 2004. We have options outstanding to purchase a total of 598,000 shares of our common stock at exercise prices ranging from $0.81 per share to $2.75 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

None of our directors or executive officer serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of our Board of Directors.

INDEPENDENT PUBLIC ACCOUNTANTS

On November 2, 2004, our Board of Directors appointed the firm Withum, Smith and Brown to serve as our independent public accountants for the fiscal year ending December 31, 2004. On October 13, 2005, our Board of Directors dismissed Withum, Smith and Brown as our principal accountant.

On October 14, 2005, our Board of Directors appointed the firm R.E. Bassie & Co. to serve as our independent public accountants for the fiscal year ending December 31, 2005.

We do not expect our independent public accountants to attend our annual meeting of shareholders.

AUDIT FEES

During 2004, we paid Withum, Smith and Brown $53,000 in audit fees.

For their audit of our annual financial statements and for their review of our Quarterly Reports on Form 10-QSB, we entered into an agreement with R.E. Bassie and Co. whereby we pay a fixed annual rate of $45,000 for substantially all of our annual SEC related accounting fees during 2005. For the year ending December 31, 2005 we paid approximately $7,500 to Withum Smith and Brown, P.C. in fees related to our first two quarterly 10-QSB filings.

AUDIT-RELATED FEES

None.

TAX FEES

For the years ending December 31, 2004 and 2005, we did not any fees to our independent public accountants for work related to tax.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

On October 13, 2005, our Board of Directors dismissed Withum, Smith and Brown as our principal accountant. The Board had appointed Withum, Smith and Brown in October 2004. Withum, Smith and Brown audited our financial statements for the fiscal year ending December 31, 2004.

On October 14, 2005, the Board of Directors appointed the firm R.E. Bassie & Co. to serve as our independent public accountants for the fiscal year ending December 31, 2005. The decision to change accountants was recommended and approved by the Board of Directors.

From October 2004 through the date hereof, there were no disagreements with Withum, Smith and Brown on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Withum, Smith and Brown's satisfaction, would have caused them to make reference to the subject matter of such disagreements in connection with their report on our consolidated financial statements for such year.

Withum, Smith and Brown's report on our consolidated financial statements for the fiscal year ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles however, it did include an explanatory paragraph wherein they expressed substantial doubt about our ability to continue as a going concern.

We provided Withum, Smith and Brown with a copy of the foregoing disclosures. From October 2004 and through the date hereof, we did not consult with R.E. Bassie with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

THE BOARD OF DIRECTORS PRE-APPROVAL POLICY AND PROCEDURES

We do not have a separate Audit Committee. Our full Board of Directors performs the functions of an Audit Committee. During fiscal year 2005, the Board of Directors adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of our independent auditors. We may not engage our independent auditors to render any audit or non-audit service unless either the service is approved in advance by the Board of Directors or the engagement to render the service is entered into pursuant to the Board of Director's pre-approval policies and procedures. On an annual basis, the Board of Directors may pre-approve services that are expected to be provided to us by the independent auditors during the following 12 months. At the time such pre-approval is granted, the Board of Directors must (1) identify the particular pre-approved services in a sufficient level of detail so that management will not be called upon to make judgment as to whether a proposed service fits within the pre-approved services and (2) establish a monetary limit with respect to each particular pre-approved service, which limit may not be exceeded without obtaining further pre-approval under the policy.

The Board has considered whether the provision of the services described above under the caption "All Other Fees" is compatible with maintaining the auditor's independence.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF SCOTT GALLAGHER AND DAVID RASMUSSEN AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE IN THE PROXY.

              PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES
                                 OF COMMON STOCK

Our Articles of Incorporation currently authorize us to issue 150,000,000 shares of common stock. As of September 6, 2006, we had 130,552,119 shares of common stock issued and outstanding, leaving us, with an insufficient number of shares of common stock available to satisfy our current obligations to issue shares upon the conversion of convertible promissory notes and the exercise of warrants that we issued as part of a private placement on December 29, 2005.

On December 29, 2005, we entered into a transaction in which we agreed to issue up to $1,896,551 of secured, convertible promissory notes with an original discount of 21%. The Notes can convert into shares of our common stock, subject to certain conditions, at a per share conversion price set forth in the Notes. In the first quarter of 2005, we issued 1,000,000 shares of Series B Convertible Preferred stock to Mr. Richard Miller, President of See World, as part of the acquisition of See World. The conversion rate for the Series B stock is 25 shares of common stock for each share of Series B stock. The shares of Series B stock may be converted into common stock at any time after January 3, 2008. We have the right to redeem the Series B stock for cash.

We also agreed to issue warrants to purchase shares of our common stock. We agreed to issue 100 Class A Warrants for each 100 shares which would be issued on the closing date of the Private Placement assuming the complete conversion of the Notes on the closing date at the conversion price then in effect. The exercise price of the Class A Warrants is $0.02868. The Class A Warrants are exercisable until the date that the Registration Statement (as defined in the Subscription Agreement) has been effective for the unrestricted public resale of the Warrant Shares for 4 years.

We agreed to issue 50 Class B Warrants for each 100 shares which would be issued on the closing date assuming the complete conversion of the Notes on the closing date at the conversion price then in effect. The exercise price of the Class B Warrants is $0.0239. The Class B Warrants are exercisable until the later of four months after the actual effective date of Registration Statement (as defined in the Subscription Agreement), or ninety days after the actual effective date of a Second Registration Statement (as defined in the Subscription Agreement).

Additionally, after satisfying the obligations described above, we believe we need to increase our authorized shares of common stock so we can efficiently continue to grow our operations. An increase in the number of authorized shares of Common Stock will enable us to take advantage of various potential business opportunities through the issuance of our securities, including, without limitation, issuing stock dividends to existing stockholders, providing equity incentives to employees, officers or directors, establishing certain strategic relationships with other companies and expanding our business through acquisitions. We have no present agreements to acquire any such businesses. Accordingly, the Board of Directors recommends an increase the number of shares of common stock we are authorized to issue from 150,000,000 shares to 855,000,000 shares.

The additional shares of common stock to be authorized for issuance upon the adoption of such amendment would possess rights identical to the currently authorized common stock. The stockholders of common stock are entitled to one vote for each share held of record on all matters to be voted on by the stockholders. All voting is on a non-cumulative basis. The stockholders of common stock do not have any preemptive rights, conversion rights, or applicable redemption or sinking fund provisions. The amendment to authorize the issuance of additional shares of common stock will not have any effect on the par value of the common stock. Nevertheless, the issuance of such additionally authorized shares of common stock would affect the voting rights of our current stockholders because there would be an increase in the number of outstanding shares entitled to vote on corporate matters, including the election of directors, if and when any such shares of common stock are issued in the future.

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

If the Board of Directors determines that an issuance of shares of our common stock is in our best interest and our stockholders' best interest, the issuance of additional shares would have the effect of diluting the earnings per share or book value per share of the outstanding shares of common stock or the stock ownership or voting rights of a stockholder.

POTENTIAL ANTI-TAKEOVER EFFECTS OF THE AMENDMENT

The increase in the number of authorized shares of common stock and the subsequent issuance of all or a portion of those shares could have the effect of delaying or preventing a change of control without further action by the stockholders. Subject to applicable law and stock exchange requirements, we could issue shares of authorized and unissued common stock in one or more transactions that would make a change of control more difficult and therefore less likely. Any issuance of additional shares could have the effect of diluting the earnings per share and book value per share of the outstanding shares of common stock or the stock ownership and voting rights of a person seeking to obtain control of our company.

The increase in authorized shares is reflected in our proposed Certificate of Amendment included with this proxy as Attachment A.

THE BOARD OF DIRECTORS RECOMMENDS AN INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE IN THE PROXY.




















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

ATTACHMENT A


                                    PROPOSED
                            CERTIFICATE OF AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                                 FTS GROUP, INC.

Pursuant to the applicable provisions of the Nevada Business Corporations Act, FTS Group, Inc. (the "Corporation") adopts the following Certificate of Amendment to its Amended and Restated Articles of Incorporation by stating the following:

FIRST: The present name of the Corporation is FTS Group, Inc.

SECOND: The following amendments to its Amended and Restated Articles of Incorporation were adopted by a majority vote of shareholders of the corporation on [date] in the manner prescribed by Nevada law.

1. Article IV is amended to read as follows:

Capitalization. (a) Common Stock. The Corporation shall have authority to issue 855,000,000 shares of common stock having a par value of $0.001. All common stock of the Corporation shall be of the same class and shall have the same rights and preferences. Fully paid common stock of this corporation shall not be liable for further call or assessment. The authorized common shares shall be issued at the discretion of the Directors.

The number of shares of the Corporation outstanding at the time of the adoption of the foregoing was 130,552,119 and the number of shares entitled to vote thereon was the same. The number of shares consenting to the action was [ ]. The shareholders consenting to the action represented a majority of the issued and outstanding shares.

Effective this [ ]th day of [     ] 2006.

                                              /s/ Scott Gallagher
                                              ---------------------------------
                                              Scott Gallagher, President

                                  ATTACHMENT B
                                   PROXY CARD

                                 FTS GROUP, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              ANNUAL MEETING OF STOCKHOLDERS - October 20th , 2006

The undersigned stockholder of FTS Group, Inc. (the "Company") hereby appoints Scott Gallagher and David R. Rasmussen (each with power to act without the others and with power of substitution) proxies to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on October 20th, 2006, and at any adjournment thereof, with all the power the undersigned would possess if personally present, and to vote, as designated on the reverse side of this card, all shares of Common Stock of the Company which the undersigned may be entitled to vote at said Meeting, hereby revoking any proxy heretofore given. Each of the matters referred to on the reverse side of this card is more fully described in the Notice of and Proxy Statement for the Meeting, receipt of which is hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL AND THAT YOU GRANT THE PROXIES DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY THE UNDERSIGNED STOCKHOLDER ON THE REVERSE SIDE. IF THE PROXY IS SIGNED AND RETURNED WITH NO INSTRUCTIONS, THE PROXY WILL BE VOTED "FOR" WITH RESPECT TO THE PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

1. Election of Directors:
                                            FOR  WITHHOLD
(01) SCOTT GALLAGHER                        |_|  |_|
(02) DAVID R. RASMUSSEN                     |_|  |_|

FOR ALL EXCEPT|_|_________________

2. Proposal to increase our authorized shares of common stock from 150 million shares to 855 million shares.

FOR |_|  AGAINST |_|  ABSTAIN |_|

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or at any adjournment thereof. Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy

Stockholder sign here: _________________ Date: _________

Co-owner sign here:_________________ Date: _________

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